Exhibit 99.2

Associated Estates Realty Corporation
Third Quarter 2011
Earnings Release and Supplemental Financial Data

Dwell Vienna Metro
2975 Hunters Branch Road	Phone:	(866) 963-3172
Fairfax, VA 22031	Web Site:	www.dwellviennametro.com

Dwell Vienna Metro is just steps away from the Vienna Metro Station, serviced by the orange line. Residents can access downtown Washington, DC in less than 30 minutes using the metro. This upscale community is located just a few blocks from Route 66 which connects with The Capital Beltway and downtown DC.

For more information, please contact:
Jeremy Goldberg
(216) 797-8715

Associated Estates Realty Corporation
Third Quarter 2011
Supplemental Financial Data

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:  This news release contains forward-looking statements based on current judgments and knowledge of management, which are subject to certain risks, trends and uncertainties that could cause actual results to vary from those projected, including but not limited to, expectations regarding our 2011 performance, which are based on certain assumptions.  Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this news release.  These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words "expects," "projects," "believes," "plans," "anticipates" and similar expressions are intended to identify forward-looking statements.  Investors are cautioned that our forward-looking statements involve risks and uncertainty that could cause actual results to differ from estimates or projections contained in these forward-looking statements, including without limitation the following: changes in the economic climate in the markets in which we own and manage properties, including interest rates, the overall level of economic activity, the availability of consumer credit and mortgage financing, unemployment rates and other factors; elimination or limitations to federal government support for Fannie Mae and/or Freddie Mac that might result in significantly reduced availability of mortgage financing sources as well as increases in interest rates for mortgage financing; our ability to refinance debt on favorable terms at maturity; risks of a lessening of demand for the multifamily units that we own; competition from other available multifamily units and changes in market rental rates; new acquisitions and/or development projects may fail to perform in accordance with our expectations; increases in property and liability insurance costs; unanticipated increases in real estate taxes and other operating expenses; weather conditions that adversely affect operating expenses; expenditures that cannot be anticipated such as utility rate and usage increases and unanticipated repairs; our inability to control operating expenses or achieve increases in revenue; shareholder ownership limitations that may discourage a takeover otherwise considered favorably by shareholders; the results of litigation filed or to be filed against us; changes in tax legislation; risks of personal injury claims and property damage related to mold claims that are not covered by our insurance; catastrophic property damage losses that are not covered by our insurance; our ability to acquire properties at prices consistent with our investment criteria; risks associated with property acquisitions such as failure to achieve expected results or matters not discovered in due diligence; risks related to the perception of residents and prospective residents as to the attractiveness, convenience and safety of our properties or the neighborhoods in which they are located; and construction and construction business risks, including, without limitation, rapid and unanticipated increases in prices of building materials and commodities.

Associated Estates Realty Corporation
Third Quarter Earnings

ASSOCIATED ESTATES REALTY CORPORATION REPORTS THIRD QUARTER
Third Quarter Same Community NOI up 7.9%

Cleveland, Ohio - October 24, 2011 - Associated Estates Realty Corporation (NYSE, NASDAQ: AEC) today reported funds from operations (FFO) for the third quarter ending September 30, 2011 of $0.27 per common share (basic and diluted), compared with $0.24 per common share (basic and diluted), for the third quarter 2010. This represents a 12.5% increase in FFO per common share.
The quarter ending September 30, 2011 reflects approximately 9.8 million additional weighted average shares outstanding when compared with the quarter ending September 30, 2010.
Net income applicable to common shares was $12.2 million or $0.29 per common share (basic and diluted) for the quarter ending September 30, 2011, compared with net loss applicable to common shares of $1.8 million or $0.06 per common share (basic and diluted) for the quarter ending September 30, 2010. The September 30, 2011 results include $0.35 per common share (basic and diluted) from gains on the disposition of two properties.
“Customer demand for our apartment units remains strong,” said Jeffrey I. Friedman, president and chief executive officer. "Our operations team is doing a fantastic job,” Friedman added.
The Company updated its current FFO guidance range to $1.02 to $1.04 per common share (basic and diluted). The updated 2011 full year guidance includes a total of $0.05 per common share negative impact from the Company's third party construction business. The Company announced that it has decided to exit the third party construction business and expects to substantially complete all remaining projects by the end of the fourth quarter.
A reconciliation of net income (loss) attributable to the Company to FFO, and to FFO as adjusted, is included on page 10.
Same Community Portfolio Results
Net operating income (NOI) for the third quarter of 2011 for the Company's same community portfolio increased 7.9 percent when compared with the third quarter of 2010. Revenue increased 4.7 percent and property operating expenses increased 0.6 percent. Physical occupancy was 95.0 percent versus 96.0 percent at the end of the third quarter of 2010. Average monthly net rent collected per unit for the same community properties was $921 compared with $881 for the third quarter of 2010, a 4.5 percent increase.
Additional quarterly financial information, including performance by region for the Company's portfolio, is included on pages 16 through 27.
Year-to-Date Performance
FFO as adjusted for the nine months ending September 30, 2011, was $0.77 per common share (basic and diluted). FFO as adjusted for the first nine months of 2010 was $0.64 per common share (basic and diluted). This represents a 20.3% increase in FFO as adjusted per common share.
FFO, as adjusted, for the first nine months of 2010 excludes a credit to expenses of $553,000, or approximately $0.02 per common share for a refund of defeasance costs on certain previously defeased loans and includes non-cash charges of approximately $1.7 million, or approximately $0.06 per common share, associated with the redemption of the Company's Series B preferred shares and trust preferred debt, resulting in a net reduction of $0.04 per common share when compared to FFO for that period. Contribution from the Company's third party construction business for the nine months ending September 30, 2011 generated negative $0.04 per common share.

Associated Estates Realty Corporation
Third Quarter Earnings

For the nine months ending September 30, 2011, net income applicable to common shares was $7.5 million or $0.18 per common share (basic and diluted) compared to net loss applicable to common shares of $10.3 million or $0.38 per common share (basic and diluted) for the period ending September 30, 2010. The results for the nine months ending September 30, 2011 include $0.35 per common share (basic and diluted) from gains on the disposition of two properties.
A reconciliation of net income (loss) attributable to the Company to FFO, and to FFO as adjusted, is included on page 10.
NOI for the nine months ending September 30, 2011 for the Company's same community portfolio increased 6.1 percent resulting from a 3.6 percent increase in revenue and a 0.4 percent increase in property operating expenses compared to the first nine months of 2010.
Acquisitions and Dispositions
On August 9, the Company purchased Dwell Vienna Metro, an apartment community located in Fairfax, VA. The 250-unit property was built in 2008 and is located immediately adjacent to the Vienna Metro Station, where residents can access the central business district of Washington, D.C. in less than thirty minutes on the Orange Line Metro. Within five miles of this property, there are several large employment centers including Tysons Corner and The Fairfax County Government Center.
On October 17, the Company acquired a 224-unit property in Dallas, TX, which will now be known as The Brixton. The Brixton was built in 1997 and is located in north Dallas adjacent to the Dallas North Tollway, several blocks south of the George Bush Turnpike.
For 2011, year-to-date total acquisitions are $136.4 million.
On September 19, the Company sold two properties, with a combined total of 450 units; Remington Place, the Company's only property in Cincinnati, OH and Residence at Turnberry, located in Southeast Columbus, OH. The average age of the two properties was 21 years and the total sales price was $30.5 million.
Capital Markets Activity
During the quarter ending September 30, 2011, the Company sold 788,676 common shares via its "At-the-Market" program, resulting in net proceeds after sales commissions of approximately $13.4 million, or a weighted average net price of $16.99 per share. Proceeds were used to reduce borrowings on the Company's unsecured line of credit.
2011 Outlook
Detailed assumptions relating to the Company's guidance can be found on page 29.
Conference Call
A conference call to discuss the results will be held on October, 25 at 2:00 p.m. Eastern. To participate in the call:
Via Telephone: The dial-in number is 800-860-2442, and the passcode is “Estates.”
Via the Internet (listen only): Access the Company's website at AssociatedEstates.com. Please log on at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Select the "Q3 2011 Earnings Webcast" link. The webcast will be archived through November 8, 2011.

Associated Estates Realty Corporation
Financial and Operating Highlights
For the Three and Nine Months Ended September 30, 2011 and 2010
(Unaudited; in thousands, except per share and ratio data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
OPERATING INFORMATION	2011	2010	2011	2010
Total revenue	$46,587	$39,166	$133,258	$104,847
Property revenue	$40,985	$33,232	$117,191	$95,684
Net income (loss) applicable to common shares	$12,196	$(1,797)	$7,541	$(10,300)
Per share - basic and diluted	$0.29	$(0.06)	$0.18	$(0.38)
Funds from Operations (FFO) (1)	$11,071	$7,801	$31,777	$16,079
FFO as adjusted (1)	$11,071	$7,801	$31,777	$17,246
FFO per share - basic and diluted	$0.27	$0.24	$0.77	$0.60
FFO as adjusted per share - basic and diluted	$0.27	$0.24	$0.77	$0.64
Funds Available for Distribution (FAD) (1)	$8,719	$5,458	$27,510	$13,181
Dividends per share	$0.17	$0.17	$0.51	$0.51
Payout ratio - FFO	63.0%	70.8%	66.2%	85.0%
Payout ratio - FFO as adjusted	63.0%	70.8%	66.2%	79.7%
Payout ratio - FAD	81.0%	100.0%	77.3%	104.1%
General and administrative expense	$3,601	$3,560	$11,730	$10,957
Personnel - allocated	$958	$759	$2,741	$2,180
Costs associated with acquisitions	$182	$368	$303	$429
Interest expense (2)	$7,702	$7,060	$22,299	$22,252
Interest coverage ratio (3)	2.36:1	2.12:1	2.36:1	1.86:1
Fixed charge coverage ratio (4)	2.36:1	2.12:1	2.36:1	1.72:1
General and administrative expense to property revenue	8.8%	10.7%	10.0%	11.5%
Personnel - allocated to property revenue	2.3%	2.3%	2.3%	2.3%
Interest expense to property revenue	18.8%	21.2%	19.0%	23.3%
Property NOI (5)	$24,299	$18,799	$69,074	$54,039
ROA (6)	7.7%	7.5%	7.7%	7.5%
Same Community revenue increase	4.7%	1.0%	3.6%	0.4%
Same Community expense increase	0.6%	2.0%	0.4%	1.7%
Same Community NOI increase (decrease)	7.9%	0.2%	6.1%	(0.6)%
Same Community operating margins	58.2%	56.5%	57.6%	56.3%

(1)	See page 10 for a reconciliation of net income (loss) attributable to AERC to these non-GAAP measurements and page 30 for our definition of these non-GAAP measurements.

(2)
Excludes amortization of financing fees of $509 and $1,453 for 2011 and $302 and $994 for 2010.  The nine months ended September 30, 2010 excludes a credit of $(553) for refunds of defeasance costs for previously defeased loans.  In addition, the nine months ended September 30, 2010 excludes $727 for issuance costs for the redemption of trust preferred securities.

(3)
Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding defeasance and/or other prepayment costs/credits.  Individual line items in this calculation include results from discontinued operations where applicable.  See page 31 for a reconciliation of net income (loss) applicable to common shares to EBITDA and our definition of EBITDA.

(4)
Represents interest expense, including capitalized interest, and preferred stock dividend payment coverage, excluding defeasance and/or other prepayment costs/credits, and preferred share redemption costs.  Individual line items in this calculation include discontinued operations where applicable.

(5)	See page 32 for a reconciliation of net income (loss) attributable to AERC to this non-GAAP measurement and our definition of this non-GAAP measurement.

(6)
ROA is calculated as trailing twelve month Property NOI divided by average gross real estate assets, excluding properties currently under development or held for sale.  Gross real estate assets for acquired properties are prorated based upon the percentage of time owned.

Associated Estates Realty Corporation
Financial and Operating Highlights
Third Quarter 2011
(Unaudited; in thousands, except per share and ratio data)

	September 30,	December 31,
MARKET CAPITALIZATION DATA	2011	2010

Net real estate assets	$961,795	$875,000
Total assets	$999,758	$918,235

Debt	$632,867	$555,666
Noncontrolling redeemable interest	$2,774	$2,774
Total shareholders' equity attributable to AERC	$318,190	$316,184

Common shares outstanding	42,325	41,380
Share price, end of period	$15.46	$15.29

Total market capitalization	$1,287,212	$1,188,366

Undepreciated book value of real estate assets	$1,313,137	$1,210,289

Debt to undepreciated book value of real estate assets	48.2%	45.9%

Annual dividend	$0.68	$0.68

Annual dividend yield based on share price, end of period	4.4%	4.4%

Associated Estates Realty Corporation
Financial and Operating Highlights
Third Quarter 2011

		Number of
PORTFOLIO INFORMATION AS OF OCTOBER 24, 2011	Properties	Units	Average Age

Company Portfolio:
Same Community:
Midwest	32	7,198	19
Mid-Atlantic	6	1,471	14
Southeast	8	2,989	15
Total Same Community	46	11,658	17

Acquisitions (1)	7	2,190	8
Development (2)	—	60	1
Total Company Portfolio	53	13,908	16

(1)	On October 17, 2011, the Company completed the purchase of a property located in Dallas, Texas, containing 224 units.

(2)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

Associated Estates Realty Corporation
Condensed Consolidated Balance Sheets
Third Quarter 2011
(Unaudited; dollar amount in thousands)

	September 30,	December 31,
	2011	2010
ASSETS
Real estate assets
Investment in real estate	$1,295,697	$1,207,554
Construction in progress	17,440	2,735
Less: Accumulated depreciation	(351,342)	(335,289)
Net real estate	961,795	875,000
Cash and cash equivalents	5,056	4,370
Restricted cash	8,224	8,959
Other assets	24,683	29,906
Total assets	$999,758	$918,235

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage notes payable	$465,867	$463,166
Unsecured revolving credit facility	42,000	92,500
Unsecured term loan	125,000	—
Total debt	632,867	555,666
Accounts payable and other liabilities	45,927	43,611
Total liabilities	678,794	599,277

Noncontrolling redeemable interest	1,734	1,734

Equity
Common shares, without par value; $.10 stated value; 91,000,000 authorized; 46,570,763 issued and 42,325,439 and 41,380,205
outstanding at September 30, 2011 and December 31, 2010, respectively	4,657	4,657
Paid-in capital	582,716	574,994
Accumulated distributions in excess of accumulated net income	(219,044)	(205,021)
Less: Treasury shares, at cost, 4,245,324 and 5,190,558 shares
at September 30, 2011 and December 31, 2010, respectively	(50,139)	(58,446)
Total shareholders' equity attributable to AERC	318,190	316,184
Noncontrolling interest	1,040	1,040
Total equity	319,230	317,224
Total liabilities and equity	$999,758	$918,235

Associated Estates Realty Corporation
Consolidated Statements of Opertions
Three and Nine Months Ended September 30, 2011 and 2010
(Unaudited; dollar and share amounts in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
REVENUE
Property revenue	$40,985	$33,232	$117,191	$95,684
Management and service company revenue	—	217	—	715
Construction and other services	5,602	5,717	16,067	8,448
Total revenue	46,587	39,166	133,258	104,847

EXPENSES
Property operating and maintenance	16,686	14,433	48,117	41,645
Depreciation and amortization	13,667	9,794	39,350	26,806
Direct property management and service company expense	—	192	—	602
Construction and other services	6,763	5,384	17,709	8,685
General and administrative	3,601	3,560	11,730	10,957
Costs associated with acquisitions	182	368	303	429
Total expenses	40,899	33,731	117,209	89,124
Operating income	5,688	5,435	16,049	15,723
Interest income	4	6	12	27
Interest expense	(8,211)	(7,362)	(23,752)	(23,420)
(Loss) income from continuing operations	(2,519)	(1,921)	(7,691)	(7,670)
Income from discontinued operations:
Operating income	130	137	672	432
Gain on disposition of properties	14,597	—	14,597	—
Income from discontinued operations	14,727	137	15,269	432
Net income (loss)	12,208	(1,784)	7,578	(7,238)
Net income attributable to noncontrolling redeemable interest	(12)	(13)	(37)	(39)
Net income (loss) attributable to AERC	12,196	(1,797)	7,541	(7,277)
Preferred share dividends	—	—	—	(2,030)
Preferred share redemption costs	—	—	—	(993)
Net income (loss) applicable to common shares	$12,196	$(1,797)	$7,541	$(10,300)

Earnings per common share - basic and diluted:
Income (loss) from continuing operations applicable to common shares	$(0.06)	$(0.06)	$(0.19)	$(0.40)
Income from discontinued operations	0.35	—	0.37	0.02
Net income (loss) applicable to common shares	$0.29	$(0.06)	$0.18	$(0.38)

Weighted average shares outstanding - basic and diluted	41,697	31,906	41,458	26,846

Associated Estates Realty Corporation
Reconciliation of Funds from Operations (FFO) and Funds Available for Distribution (FAD)
For the Three and Nine Months Ended September 30, 2011 and 2010
(In thousands; except per share data)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2011	2010	2011	2010
CALCULATION OF FFO AND FAD
Net income (loss) attributable to AERC		$12,196	$(1,797)	$7,541	$(7,277)

Add:	Depreciation - real estate assets	11,278	9,032	32,571	25,622
	Amortization of intangible assets	2,194	566	6,262	757
Less:	Preferred share dividends	—	—	—	(2,030)
	Preferred share redemption costs	—	—	—	(993)
	Gain on disposition of properties	(14,597)	—	(14,597)	—

	Funds from Operations (FFO)(1)	11,071	7,801	31,777	16,079

Add:	Preferred share redemption costs	—	—	—	993
	Trust preferred redemption costs	—	—	—	727
Less:	Refund of defeasance costs for previously defeased loans	—	—	—	(553)

	Funds from Operations as adjusted (1)	11,071	7,801	31,777	17,246

Add:	Depreciation - other assets	501	528	1,443	1,337
	Amortization of deferred financing fees	509	305	1,457	1,003
Less:	Recurring fixed asset additions (2)	(3,362)	(3,176)	(7,167)	(6,405)
	Funds Available for Distribution (FAD) (1)	$8,719	$5,458	$27,510	$13,181

Weighted average shares outstanding - basic and diluted (3)		41,697	31,906	41,458	26,846

PER SHARE INFORMATION:
FFO - basic and diluted		$0.27	$0.24	$0.77	$0.60
FFO as adjusted - basic and diluted		$0.27	$0.24	$0.77	$0.64
Dividends		$0.17	$0.17	$0.51	$0.51

Payout ratio - FFO		63.0%	70.8%	66.2%	85.0%
Payout ratio - FFO as adjusted		63.0%	70.8%	66.2%	79.7%
Payout ratio - FAD		81.0%	100.0%	77.3%	104.1%

(1)	See page 30 for our definition of these non-GAAP measurements. Individual line items included in FFO and FAD calculations include results from discontinued operations where applicable.

(2)	Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.

(3)
The Company has excluded 580 and 563 common share equivalents from the three and nine months ended September 30, 2011 calculation, respectively, and 475 and 564 common share equivalents from the three and nine months ended September 30, 2010 calculation, respectively, used in the computation of earnings per share and FFO per share, as they would be anti-dilutive to the loss from continuing operations.

Associated Estates Realty Corporation
Discontinued Operations (1)
Three Months Ended September 30, 2011 and 2010
(Unaudited; dollar amounts in thousands)

	Three Months Ended
	September 30,
	2011	2010
REVENUE
Property Revenue	$981	$1,124

EXPENSES
Property operating and maintenance	545	501
Depreciation and amortization	306	332
Total expenses	851	833
Operating income	130	291
Interest expense	—	(154)
Gain on disposition of properties	14,597	—
Income from discontinued operations	$14,727	$137

(1)
The Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations. Real estate assets that are classified as held for sale are also reported as discontinued operations. The Company generally classifies properties held for sale when all significant contingencies surrounding the closing have been resolved. In many transactions, these contingencies are not satisfied until the actual closing of the transaction. Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

Included in the table above are two properties disposed of in 2011.

Associated Estates Realty Corporation
Discontinued Operations (1)
Nine Months Ended September 30, 2011 and 2010
(Unaudited; dollar amounts in thousands)

	Nine Months Ended
	September 30,
	2011	2010
REVENUE
Property revenue	$3,223	$3,279

EXPENSE
Property operating and maintenance	1,556	1,475
Depreciation and amortization	926	910
Total expenses	2,482	2,385
Operating income	741	894
Interest expense	(69)	(462)
Gain on disposition of properties	14,597	—
Income from discontinued operations	$15,269	$432

(1)
The Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations. Real estate assets that are classified as held for sale are also reported as discontinued operations. The Company generally classifies properties held for sale when all significant contingencies surrounding the closing have been resolved. In many transactions, these contingencies are not satisfied until the actual closing of the transaction. Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

Included in the table above are two properties disposed of in 2011.

Associated Estates Realty Corporation
Development Pipeline
As of September 30, 2011
(Unaudited; dollar amounts in thousands)

This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on page 2 of this document for a list of risk factors.

Current Development

Total
			Budgeted			Estimated/Actual Dates for
Under	Ownership	Total	Capital	Cost to	Total	Construction	Initial	Construction	Stabilized
Construction	%	Units	Cost (1)	Date	Debt	Start	Occupancy	Completion	Operations (2)

Vista Germantown	90.0%	242	$35,300	$22,377	$10,391	Q4 2010	Q1 2012	Q2 2012	Q1 2013
Nashville, TN

Future Development Pipeline - Unimproved Land

			Estimated Number
Name	Location	Ownership %	of Units	Cost to Date

San Raphael Phase II	Dallas, Texas	100.0%	100	$828

(1)	Total budgeted capital cost represents estimated costs for projects under development inclusive of all capitalized costs, in accordance with GAAP.

(2)	We define stabilized occupancy as the earlier of the attainment of 93.0% physical occupancy or one year after the completion of construction.

Associated Estates Realty Corporation
Overview of Operating Expenses Related to Repairs and Maintenance and Capitalized Expenditures
(In thousands; except estimated GAAP useful life and cost per unit)

		Nine Months Ended
	Estimated	September 30, 2011
	GAAP Useful		Cost Per
	Life (Years)	Amount	Unit (1)
OPERATING EXPENSES RELATED TO REPAIRS AND MAINTENANCE
Repairs and maintenance (2)		$8,077	$590
Maintenance personnel labor cost (2)		5,085	372
Total Operating Expenses Related to Repairs and Maintenance		13,162	962

CAPITAL EXPENDITURES
Recurring Capital Expenditures (3)
Amenities	5	521	38
Appliances	5	658	48
Building improvements	14	782	58
Carpet and flooring	5	2,423	177
Office/Model	5	28	2
HVAC and mechanicals	15	862	63
Landscaping and grounds	14	1,685	123
Suite improvements	5	43	3
Total Recurring Capital Expenditures - Properties		7,002	512
Corporate capital expenditures		165	12
Total Recurring Capital Expenditures		7,167	524
Total Recurring Capital Expenditures and Repairs and Maintenance		$20,329	$1,486

Total Recurring Capital Expenditures		$7,167
Investment/Revenue Enhancing/Non-Recurring Expenditures (4)
Building improvements - unit upgrades	Various	755
Building improvements - other	20	113
Ground improvements	Various	53
Total Investment/Revenue Enhancing/Non-Recurring Expenditures		921
Grand Total Capital Expenditures		$8,088

(1)	Calculated using weighted average units owned during the nine months ended September 30, 2011 of 13,681.

(2)	Included in property operating and maintenance expense in the Consolidated Statements of Operations.

(3)	See page 32 for our definition of recurring fixed asset additions.

(4)	See page 32 for our definition of investment/revenue enhancing and/or non-recurring fixed asset additions.

Associated Estates Realty Corporation
Fees, Reimbursements and Other Revenue, Direct Property Management and Service Company Expense,
Construction and Other Services, General and Administrative Expense and Personnel - allocated
For the Three and Nine Months Ended September 30, 2011 and 2010
(Unaudited; in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Fees, Reimbursements and Other Revenue
Property management fees	$—	$21	$—	$61
Asset management fees	—	48	—	169
Other revenue	—	24	—	113
Payroll reimbursements (1)	—	124	—	372
Fees, Reimbursements and Other Revenue (2)	—	217	—	715

Direct Property Management and Service Company Expense
Service company allocations	—	68	—	230
Payroll reimbursements (1)	—	124	—	372
Direct Property Management and Service Company Expense (2)	—	192	—	602
Service Company NOI	$—	$25	$—	$113

Construction and Other Services
Revenue	$5,602	$5,717	$16,067	$8,448
Expense (3)	6,763	5,384	17,709	8,685
Construction and Other Services Net Income	$(1,161)	$333	$(1,642)	$(237)

General and Administrative Service Company Expense
and Personnel - allocated
General and administrative expense (2)	$3,601	$3,560	$11,730	$10,957
Service company allocations	—	68	—	230
Personnel - allocated	958	759	2,741	2,180
Total expense	$4,559	$4,387	$14,471	$13,367

(1)	Salaries and benefits reimbursed in connection with the management of properties for third parties.

(2)	As reported per the Consolidated Statement of Operations.

(3)	Includes direct and general and administrative overhead expenses.

Associated Estates Realty Corporation
Same Community Data (1)
Operating Results for the Last Five Quarters
(Unaudited; in thousands, except unit totals and per unit amounts)

	Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

Property Revenue	$34,314	$33,620	$32,749	$32,616	$32,778
Property Operating and
Maintenance Expenses
Personnel - on site	3,172	3,137	3,327	3,128	3,124
Personnel - allocated	806	786	762	755	759
Advertising	394	383	365	378	370
Utilities	2,029	1,818	1,937	1,759	1,898
Repairs and maintenance	2,408	2,392	2,062	1,964	2,412
Real estate taxes and insurance	4,265	4,296	4,449	3,809	4,464
Other operating	1,264	1,241	1,099	1,147	1,230
Total Expenses	14,338	14,053	14,001	12,940	14,257

Property Net Operating Income	$19,976	$19,567	$18,748	$19,676	$18,521

Operating Margin	58.2%	58.2%	57.2%	60.3%	56.5%

Personnel - Allocated to Property Revenue	2.3%	2.3%	2.3%	2.3%	2.3%

Total Number of Units	11,962	11,962	11,962	11,962	11,962

NOI Per Unit	$1,670	$1,636	$1,567	$1,645	$1,548

Average Net Rents Per Unit (2)	$975	$955	$945	$938	$932

Average Net Rent Collected Per Unit (3)	$921	$905	$883	$882	$881

Physical Occupancy - End of Period (4)	95.0%	96.7%	95.8%	94.7%	96.0%

(1)	The results for all quarters include Riverside Station, which was acquired in May 2010.

(2)	Represents gross potential rents less concessions.

(3)	Represents gross potential rents less vacancies and concessions.

(4)	Is defined as number of units occupied divided by total number of units.

Associated Estates Realty Corporation
Same Community Data (1)
Operating Results for the Nine Months Ended September 30, 2011 and 2010
(Unaudited; in thousands, except unit totals and per unit amounts)

	Nine Months Ended
	September 30,
	2011	2010
Property Revenue	$96,675	$93,297

Property Operating and Maintenance Expenses
Personnel - on site	9,370	9,041
Personnel - allocated	2,259	2,143
Advertising	1,115	1,071
Utilities	5,651	5,446
Repairs and maintenance	6,680	6,874
Real estate taxes and insurance	12,475	12,789
Other operating	3,401	3,422
Total Expenses	40,951	40,786

Property Net Operating Income	$55,724	$52,511

Operating Margin	57.6%	56.3%

Personnel - Allocated to Property Revenue	2.3%	2.3%

Total Number of Units	11,658	11,658

NOI Per Unit	$4,780	$4,504

Average Net Rents Per Unit (2)	$944	$913

Average Net Rent Collected Per Unit (3)	$890	$859

Physical Occupancy - End of Period (4)	95.2%	95.9%

(1)	The results shown for both years exclude Riverside Station, which was acquired in May 2010.

(2)	Represents gross potential rents less concessions.

(3)	Represents gross potential rents less vacancies and concessions.

(4)	Is defined as number of units occupied divided by total number of units.

Associated Estates Realty Corporation
Same Community Data
As of September 30, 2011 and 2010
(Unaudited)

			Net Rent Collected			Net Rents			Average Rent			Physical		Turnover
			per Unit (1)			per Unit (2)			per Unit (3)			Occupancy (4)		Ratio (5)
	No. of	Average	Q3	Q3%		Q3	Q3%		Q3	Q3%		Q3	Q3	Q3	Q3
	Units	Age (6)	2011	2010	Change	2011	2010	Change	2011	2010	Change	2011	2010	2011	2010
Midwest Properties
Indiana	836	15	$824	$802	2.7%	$876	$846	3.5%	$920	$914	0.7%	96.4%	98.6%	82.3%	70.8%
Southeast Michigan	1,778	18	819	771	6.2%	854	807	5.8%	917	908	1.0%	96.5%	96.2%	61.6%	57.8%
Western Michigan	1,110	23	711	677	5.0%	734	700	4.9%	756	742	1.9%	97.7%	98.3%	77.1%	64.9%
Central Ohio	2,171	20	830	782	6.1%	866	823	5.2%	883	852	3.6%	96.9%	96.2%	72.0%	63.4%
Northeastern Ohio	1,303	16	982	937	4.8%	1,016	972	4.5%	1,052	1,028	2.3%	96.5%	96.5%	58.9%	56.2%
Total Midwest	7,198	19	836	793	5.4%	871	830	4.9%	907	888	2.1%	96.8%	96.9%	69.1%	61.8%

Mid-Atlantic Properties
Maryland	315	25	1,410	1,357	3.9%	1,504	1,432	5.0%	1,537	1,499	2.5%	94.0%	94.9%	62.2%	43.2%
Metro DC	352	25	1,285	1,185	8.4%	1,361	1,273	6.9%	1,392	1,317	5.7%	95.5%	96.0%	61.4%	52.3%
Northern Virginia	304	6	1,433	1,392	2.9%	1,565	1,483	5.5%	1,606	1,548	3.7%	88.5%	97.4%	96.1%	78.9%
Southeastern Virginia	804	5	1,129	1,084	4.2%	1,179	1,149	2.6%	1,236	1,228	0.7%	95.9%	96.1%	75.6%	75.1%
Total Mid-Atlantic	1,775	13	1,262	1,205	4.7%	1,339	1,281	4.5%	1,384	1,349	2.6%	94.2%	96.1%	73.9%	65.6%

Southeast Properties
Central Florida	288	8	985	901	9.3%	1,027	977	5.1%	1,147	1,137	0.9%	98.6%	94.8%	54.2%	75.0%
Southeast Florida	984	14	1,230	1,178	4.4%	1,303	1,268	2.8%	1,425	1,421	0.3%	94.5%	92.1%	56.5%	64.2%
Georgia	1,717	16	738	742	(0.5)%	838	802	4.5%	1,002	1,005	(0.3)%	88.2%	94.6%	82.7%	73.6%
Total Southeast	2,989	15	923	901	2.4%	1,010	972	3.9%	1,155	1,155	—%	91.3%	93.8%	71.3%	70.7%

Total/Average Same
Community	11,962	17	$921	$881	4.5%	$975	$932	4.6%	$1,040	$1,023	1.7%	95.0%	96.0%	70.4%	64.6%

(1)	Represents gross potential rents less vacancies and concessions for all units divided by the number of units in a market.

(2)	Represents gross potential rents less concessions for all units divided by the number of units in a market.

(3)	Represents gross potential rents for all units divided by the number of units in a market.

(4)	Represents physical occupancy at the end of the quarter.

(5)	Represents the number of units turned over for the quarter, divided by the number of units in a market, annualized.

(6)	Age shown in years.

Associated Estates Realty Corporation
Sequential Property Revenue
For the Three Months Ended September 30, 2011 and June 30, 2011
(Unaudited; in thousands, except unit totals)

		Q3	Q2	Q3	Q2
	No. of	Physical	Physical	2011	2011	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	96.4%	97.2%	$2,148	$2,125	$23	1.1%
Southeast Michigan	1,778	96.5%	97.1%	4,545	4,432	113	2.5%
Western Michigan	1,110	97.7%	98.6%	2,530	2,470	60	2.4%
Central Ohio	2,171	96.9%	97.7%	5,615	5,468	147	2.7%
Northeastern Ohio	1,303	96.5%	98.0%	3,998	3,902	96	2.5%
Total Midwest Properties	7,198	96.8%	97.7%	18,836	18,397	439	2.4%

Mid-Atlantic Properties
Maryland	315	94.0%	97.1%	1,362	1,359	3	0.2%
Metro DC	352	95.5%	96.9%	1,384	1,350	34	2.5%
Northern Virginia	304	88.5%	93.8%	1,361	1,329	32	2.4%
Southeastern Virginia	804	95.9%	98.5%	2,819	2,742	77	2.8%
Total Mid-Atlantic Properties	1,775	94.2%	97.1%	6,926	6,780	146	2.2%

Southeast Properties
Central Florida	288	98.6%	95.5%	875	848	27	3.2%
Southeast Florida	984	94.5%	95.9%	3,724	3,680	44	1.2%
Georgia	1,717	88.2%	92.8%	3,953	3,915	38	1.0%
Total Southeast Properties	2,989	91.3%	94.1%	8,552	8,443	109	1.3%

Total Same Community	11,962	95.0%	96.7%	34,314	33,620	694	2.1%

Acquisitions (2)
Southeast Florida	222	85.1%	92.8%	785	139	646	464.7%
Metro DC	250	92.4%	N/A	884	N/A	884	N/A
Northern Virginia	968	95.1%	96.4%	4,229	4,100	129	3.1%
Texas	222	98.6%	99.5%	600	590	10	1.7%

Development
Tennessee	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Southeastern Virginia (3)	60	88.3%	100.0%	173	174	(1)	(0.6)%

Total Property Revenue	13,684	95.0%	96.8%	$40,985	$38,623	$2,362	6.1%

(1)	Represents physical occupancy at the end of the quarter.

(2)	We define acquisition properties as acquired properties which have not been owned for one year.

(3)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

Associated Estates Realty Corporation
Sequential Property Operating Expenses
For the Three Months Ended September 30, 2011 and June 30, 2011
(Unaudited; in thousands, except unit totals)

		Q3	Q2	Q3	Q2
	No. of	Physical	Physical	2011	2011	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	96.4%	97.2%	$942	$838	$104	12.4%
Southeast Michigan	1,778	96.5%	97.1%	1,935	1,968	(33)	(1.7)%
Western Michigan	1,110	97.7%	98.6%	1,132	1,178	(46)	(3.9)%
Central Ohio	2,171	96.9%	97.7%	2,526	2,454	72	2.9%
Northeastern Ohio	1,303	96.5%	98.0%	1,443	1,547	(104)	(6.7)%
Total Midwest Properties	7,198	96.8%	97.7%	7,978	7,985	(7)	(0.1)%

Mid-Atlantic Properties
Maryland	315	94.0%	97.1%	535	509	26	5.1%
Metro DC	352	95.5%	96.9%	444	432	12	2.8%
Northern Virginia	304	88.5%	93.8%	501	429	72	16.8%
Southeastern Virginia	804	95.9%	98.5%	901	883	18	2.0%
Total Mid-Atlantic Properties	1,775	94.2%	97.1%	2,381	2,253	128	5.7%

Southeast Properties
Central Florida	288	98.6%	95.5%	367	322	45	14.0%
Southeast Florida	984	94.5%	95.9%	1,530	1,512	18	1.2%
Georgia	1,717	88.2%	92.8%	2,082	1,981	101	5.1%
Total Southeast Properties	2,989	91.3%	94.1%	3,979	3,815	164	4.3%

Total Same Community	11,962	95.0%	96.7%	14,338	14,053	285	2.0%

Acquisitions (2)
Southeast Florida	222	85.1%	92.8%	419	62	357	575.8%
Metro DC	250	92.4%	N/A	283	N/A	283	N/A
Northern Virginia	968	95.1%	96.4%	1,284	1,092	192	17.6%
Texas	222	98.6%	99.5%	308	306	2	0.7%

Development
Tennessee	N/A	N/A	N/A	5	N/A	5	N/A
Southeastern Virginia (3)	60	88.3%	100.0%	49	61	(12)	(19.7)%

Total Property Operating Expenses	13,684	95.0%	96.8%	$16,686	$15,574	$1,112	7.1%

(1)	Represents physical occupancy at the end of the quarter.

(2)	We define acquisition properties as acquired properties which have not been owned for one year.

(3)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

Associated Estates Realty Corporation
Sequential Property Net Operating Income (Property NOI)
For the Three Months Ended September 30, 2011 and June 30, 2011
(Unaudited; in thousands, except unit totals)

		Q3	Q2	Q3	Q2
	No. of	Physical	Physical	2011	2011	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	96.4%	97.2%	$1,206	$1,287	$(81)	(6.3)%
Southeast Michigan	1,778	96.5%	97.1%	2,610	2,464	146	5.9%
Western Michigan	1,110	97.7%	98.6%	1,398	1,292	106	8.2%
Central Ohio	2,171	96.9%	97.7%	3,089	3,014	75	2.5%
Northeastern Ohio	1,303	96.5%	98.0%	2,555	2,355	200	8.5%
Total Midwest Properties	7,198	96.8%	97.7%	10,858	10,412	446	4.3%

Mid-Atlantic Properties
Maryland	315	94.0%	97.1%	827	850	(23)	(2.7)%
Metro DC	352	95.5%	96.9%	940	918	22	2.4%
Northern Virginia	304	88.5%	93.8%	860	900	(40)	(4.4)%
Southeastern Virginia	804	95.9%	98.5%	1,918	1,859	59	3.2%
Total Mid-Atlantic Properties	1,775	94.2%	97.1%	4,545	4,527	18	0.4%

Southeast Properties
Central Florida	288	98.6%	95.5%	508	526	(18)	(3.4)%
Southeast Florida	984	94.5%	95.9%	2,194	2,168	26	1.2%
Georgia	1,717	88.2%	92.8%	1,871	1,934	(63)	(3.3)%
Total Southeast Properties	2,989	91.3%	94.1%	4,573	4,628	(55)	(1.2)%

Total Same Community	11,962	95.0%	96.7%	19,976	19,567	409	2.1%

Acquisitions (3)
Southeast Florida	222	85.1%	92.8%	366	77	289	375.3%
Metro DC	250	92.4%	N/A	601	N/A	601	N/A
Northern Virginia	968	95.1%	96.4%	2,945	3,008	(63)	(2.1)%
Texas	222	98.6%	99.5%	292	284	8	2.8%

Development
Tennessee	N/A	N/A	N/A	(5)	N/A	(5)	N/A
Southeastern Virginia (4)	60	88.3%	100.0%	124	113	11	9.7%

Total Property NOI	13,684	95.0%	96.8%	$24,299	$23,049	$1,250	5.4%

(1)	See page 32 for a reconciliation of net income (loss) attributable to AERC to this non-GAAP measurement and for our definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)	We define acquisition properties as acquired properties which have not been owned for one year.

(4)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

Associated Estates Realty Corporation
Third Quarter Property Revenue
For the Three Months Ended September 30, 2011 and 2010
(Unaudited; in thousands, except unit totals)

		2011	2010	Q3	Q3
	No. of	Physical	Physical	2011	2010	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	96.4%	98.6%	$2,148	$2,111	$37	1.8%
Southeast Michigan	1,778	96.5%	96.2%	4,545	4,288	257	6.0%
Western Michigan	1,110	97.7%	98.3%	2,530	2,393	137	5.7%
Central Ohio	2,171	96.9%	96.2%	5,615	5,292	323	6.1%
Northeastern Ohio	1,303	96.5%	96.5%	3,998	3,798	200	5.3%
Total Midwest Properties	7,198	96.8%	96.9%	18,836	17,882	954	5.3%

Mid-Atlantic Properties
Maryland	315	94.0%	94.9%	1,362	1,301	61	4.7%
Metro DC	352	95.5%	96.0%	1,384	1,284	100	7.8%
Northern Virginia	304	88.5%	97.4%	1,361	1,307	54	4.1%
Southeastern Virginia	804	95.9%	96.1%	2,819	2,688	131	4.9%
Total Mid-Atlantic Properties	1,775	94.2%	96.1%	6,926	6,580	346	5.3%

Southeast Properties
Central Florida	288	98.6%	94.8%	875	803	72	9.0%
Southeast Florida	984	94.5%	92.1%	3,724	3,576	148	4.1%
Georgia	1,717	88.2%	94.6%	3,953	3,937	16	0.4%
Total Southeast Properties	2,989	91.3%	93.8%	8,552	8,316	236	2.8%

Total Same Community	11,962	95.0%	96.0%	34,314	32,778	1,536	4.7%

Acquisitions (2)
Southeast Florida	222	85.1%	N/A	785	N/A	785	N/A
Metro DC	250	92.4%	N/A	884	N/A	884	N/A
Northern Virginia (3)	968	95.1%	97.4%	4,229	369	3,860	1,046.1%
Texas	222	98.6%	N/A	600	N/A	600	N/A

Development
Tennessee	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Southeastern Virginia (4)	60	88.3%	78.3%	173	85	88	103.5%

Total Property Revenue	13,684	95.0%	96.1%	$40,985	$33,232	$7,753	23.3%

(1)	Represents physical occupancy at the end of the quarter.

(2)	We define acquisition properties as acquired properties which have not been owned for one year.

(3)	2010 results based on 304 units.

(4)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

Associated Estates Realty Corporation
Third Quarter Property Operating Expenses
For the Three Months Ended September 30, 2011 and 2010
(Unaudited; in thousands, except unit totals)

		2011	2010	Q3	Q3
	No. of	Physical	Physical	2011	2010	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	96.4%	98.6%	$942	$960	$(18)	(1.9)%
Southeast Michigan	1,778	96.5%	96.2%	1,935	2,033	(98)	(4.8)%
Western Michigan	1,110	97.7%	98.3%	1,132	1,176	(44)	(3.7)%
Central Ohio	2,171	96.9%	96.2%	2,526	2,416	110	4.6%
Northeastern Ohio	1,303	96.5%	96.5%	1,443	1,469	(26)	(1.8)%
Total Midwest Properties	7,198	96.8%	96.9%	7,978	8,054	(76)	(0.9)%

Mid-Atlantic Properties
Maryland	315	94.0%	94.9%	535	489	46	9.4%
Metro DC	352	95.5%	96.0%	444	406	38	9.4%
Northern Virginia	304	88.5%	97.4%	501	460	41	8.9%
Southeastern Virginia	804	95.9%	96.1%	901	893	8	0.9%
Total Mid-Atlantic Properties	1,775	94.2%	96.1%	2,381	2,248	133	5.9%

Southeast Properties
Central Florida	288	98.6%	94.8%	367	349	18	5.2%
Southeast Florida	984	94.5%	92.1%	1,530	1,544	(14)	(0.9)%
Georgia	1,717	88.2%	94.6%	2,082	2,062	20	1.0%
Total Southeast Properties	2,989	91.3%	93.8%	3,979	3,955	24	0.6%

Total Same Community	11,962	95.0%	96.0%	14,338	14,257	81	0.6%

Acquisitions (2)
Southeast Florida	222	85.1%	N/A	419	N/A	419	N/A
Metro DC	250	92.4%	N/A	283	N/A	283	N/A
Northern Virginia (3)	968	95.1%	97.4%	1,284	120	1,164	970.0%
Texas	222	98.6%	N/A	308	N/A	308	N/A

Development
Tennessee	N/A	N/A	N/A	5	N/A	5	N/A
Southeastern Virginia (4)	60	88.3%	78.3%	49	56	(7)	(12.5)%

Total Property Operating Expenses	13,684	95.0%	96.1%	$16,686	$14,433	$2,253	15.6%

(1)	Represents physical occupancy at the end of the quarter.

(2)	We define acquisition properties as acquired properties which have not been owned for one year.

(3)	2010 results based on 304 units.

(4)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

Associated Estates Realty Corporation
Third Quarter Property Net Operating Income (Property NOI)
For the Three Months Ended September 30, 2011 and 2010
(Unaudited; in thousands, except unit totals)

		2011	2010	Q3	Q3
	No. of	Physical	Physical	2011	2010	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	96.4%	98.6%	$1,206	$1,151	$55	4.8%
Southeast Michigan	1,778	96.5%	96.2%	2,610	2,255	355	15.7%
Western Michigan	1,110	97.7%	98.3%	1,398	1,217	181	14.9%
Central Ohio	2,171	96.9%	96.2%	3,089	2,876	213	7.4%
Northeastern Ohio	1,303	96.5%	96.5%	2,555	2,329	226	9.7%
Total Midwest Properties	7,198	96.8%	96.9%	10,858	9,828	1,030	10.5%

Mid-Atlantic Properties
Maryland	315	94.0%	94.9%	827	812	15	1.8%
Metro DC	352	95.5%	96.0%	940	878	62	7.1%
Northern Virginia	304	88.5%	97.4%	860	847	13	1.5%
Southeastern Virginia	804	95.9%	96.1%	1,918	1,795	123	6.9%
Total Mid-Atlantic Properties	1,775	94.2%	96.1%	4,545	4,332	213	4.9%

Southeast Properties
Central Florida	288	98.6%	94.8%	508	454	54	11.9%
Southeast Florida	984	94.5%	92.1%	2,194	2,032	162	8.0%
Georgia	1,717	88.2%	94.6%	1,871	1,875	(4)	(0.2)%
Total Southeast Properties	2,989	91.3%	93.8%	4,573	4,361	212	4.9%

Total Same Community	11,962	95.0%	96.0%	19,976	18,521	1,455	7.9%

Acquisitions (3)
Southeast Florida	222	85.1%	N/A	366	N/A	366	N/A
Metro DC	250	92.4%	N/A	601	N/A	601	N/A
Northern Virginia (4)	968	95.1%	97.4%	2,945	249	2,696	1,082.7%
Texas	222	98.6%	N/A	292	N/A	292	N/A

Development
Tennessee	N/A	N/A	N/A	(5)	N/A	(5)	N/A
Southeastern Virginia (5)	60	88.3%	78.3%	124	29	95	327.6%

Total Property NOI	13,684	95.0%	96.1%	$24,299	$18,799	$5,500	29.3%

(1)	See page 32 for a reconciliation of net income (loss) attributable to AERC to this non-GAAP measurement and for our definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)	We define acquisition properties as acquired properties which have not been owned for one year.

(4)	2010 results based on 304 units.

(5)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

Associated Estates Realty Corporation
Year-to-Date Property Revenue
For the Nine Months Ended September 30, 2011 and 2010
(Unaudited; in thousands, except unit totals)

		2011	2010	YTD	YTD
	No. of	Physical	Physical	2011	2010	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenues	Revenues	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	96.4%	98.6%	$6,369	$6,287	$82	1.3%
Southeast Michigan	1,778	96.5%	96.2%	13,261	12,560	701	5.6%
Western Michigan	1,110	97.7%	98.3%	7,397	7,056	341	4.8%
Central Ohio	2,171	96.9%	96.2%	16,394	15,723	671	4.3%
Northeastern Ohio	1,303	96.5%	96.5%	11,696	11,257	439	3.9%
Total Midwest Properties	7,198	96.8%	96.9%	55,117	52,883	2,234	4.2%

Mid-Atlantic Properties
Maryland	315	94.0%	94.9%	4,055	3,881	174	4.5%
Metro DC	352	95.5%	96.0%	4,045	3,818	227	5.9%
Southeastern Virginia	804	95.9%	96.1%	8,206	8,036	170	2.1%
Total Mid-Atlantic Properties	1,471	95.4%	95.9%	16,306	15,735	571	3.6%

Southeast Properties
Central Florida	288	98.6%	94.8%	2,556	2,424	132	5.4%
Southeast Florida	984	94.5%	92.1%	10,978	10,734	244	2.3%
Georgia	1,717	88.2%	94.6%	11,718	11,521	197	1.7%
Total Southeast Properties	2,989	91.3%	93.8%	25,252	24,679	573	2.3%

Total Same Community	11,658	95.2%	95.9%	96,675	93,297	3,378	3.6%

Acquisitions (2)
Southeast Florida	222	85.1%	N/A	924	N/A	924	N/A
Metro DC	250	92.4%	N/A	884	N/A	884	N/A
Northern Virginia (3)	1,272	93.6%	97.4%	16,416	2,300	14,116	613.7%
Texas	222	98.6%	N/A	1,768	N/A	1,768	N/A

Development
Tennessee	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Southeastern Virginia (4)	60	88.3%	78.3%	524	87	437	N/A

Total Property Revenue	13,684	95.1%	96.2%	$117,191	$95,684	$21,507	22.5%

(1)	Represents physical occupancy at the end of the quarter.

(2)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

(3)	2010 results based on 808 units.

(4)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

Associated Estates Realty Corporation
Year-to-Date Property Operating Expenses
For the Nine Months Ended September 30, 2011 and 2010
(Unaudited; in thousands, except unit totals)

		2011	2010	YTD	YTD
	No. of	Physical	Physical	2011	2010	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	96.4%	98.6%	$2,656	$2,618	$38	1.5%
Southeast Michigan	1,778	96.5%	96.2%	5,901	5,970	(69)	(1.2)%
Western Michigan	1,110	97.7%	98.3%	3,451	3,549	(98)	(2.8)%
Central Ohio	2,171	96.9%	96.2%	7,325	7,174	151	2.1%
Northeastern Ohio	1,303	96.5%	96.5%	4,494	4,295	199	4.6%
Total Midwest Properties	7,198	96.8%	96.9%	23,827	23,606	221	0.9%

Mid-Atlantic Properties
Maryland	315	94.0%	94.9%	1,542	1,498	44	2.9%
Metro DC	352	95.5%	96.0%	1,282	1,291	(9)	(0.7)%
Southeastern Virginia	804	95.9%	96.1%	2,655	2,706	(51)	(1.9)%
Total Mid-Atlantic Properties	1,471	95.4%	95.9%	5,479	5,495	(16)	(0.3)%

Southeast Properties
Central Florida	288	98.6%	94.8%	1,013	1,033	(20)	(1.9)%
Southeast Florida	984	94.5%	92.1%	4,551	4,602	(51)	(1.1)%
Georgia	1,717	88.2%	94.6%	6,081	6,050	31	0.5%
Total Southeast Properties	2,989	91.3%	93.8%	11,645	11,685	(40)	(0.3)%

Total Same Community	11,658	95.2%	95.9%	40,951	40,786	165	0.4%

Acquisitions (2)
Southeast Florida	222	85.1%	N/A	480	N/A	480	N/A
Metro DC	250	92.4%	N/A	283	N/A	283	N/A
Northern Virginia (3)	1,272	93.6%	97.4%	5,315	794	4,521	569.4%
Texas	222	98.6%	N/A	904	N/A	904	N/A

Development
Tennessee	N/A	N/A	N/A	5	N/A	5	N/A
Southeastern Virginia (4)	60	88.3%	78.3%	179	65	114	175.4%

Total Property Operating Expenses	13,684	95.1%	96.2%	$48,117	$41,645	$6,307	15.1%

(1)	Represents physical occupancy at the end of the quarter.

(2)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

(3)	2010 results based on 808 units.

(4)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

Associated Estates Realty Corporation
Year-to-Date Property Net Operating Income (Property NOI)
For the Nine Months Ended September 30, 2011 and 2010
(Unaudited; in thousands, except unit totals)

		2011	2010	YTD	YTD
	No. of	Physical	Physical	2011	2010	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	96.4%	98.6%	$3,713	$3,669	$44	1.2%
Southeast Michigan	1,778	96.5%	96.2%	7,360	6,590	770	11.7%
Western Michigan	1,110	97.7%	98.3%	3,946	3,507	439	12.5%
Central Ohio	2,171	96.9%	96.2%	9,069	8,549	520	6.1%
Northeastern Ohio	1,303	96.5%	96.5%	7,202	6,962	240	3.4%
Total Midwest Properties	7,198	96.8%	96.9%	31,290	29,277	2,013	6.9%

Mid-Atlantic Properties
Maryland	315	94.0%	94.9%	2,513	2,383	130	5.5%
Metro DC	352	95.5%	96.0%	2,763	2,527	236	9.3%
Southeastern Virginia	804	95.9%	96.1%	5,551	5,330	221	4.1%
Total Mid-Atlantic Properties	1,471	95.4%	95.9%	10,827	10,240	587	5.7%

Southeast Properties
Central Florida	288	98.6%	94.8%	1,543	1,391	152	10.9%
Southeast Florida	984	94.5%	92.1%	6,427	6,132	295	4.8%
Georgia	1,717	88.2%	94.6%	5,637	5,471	166	3.0%
Total Southeast Properties	2,989	91.3%	93.8%	13,607	12,994	613	4.7%

Total Same Community	11,658	95.2%	95.9%	55,724	52,511	3,213	6.1%

Acquisitions (3)
Southeast Florida	222	85.1%	N/A	444	N/A	444	N/A
Metro DC	250	92.4%	N/A	601	N/A	601	N/A
Northern Virginia (4)	1,272	93.6%	97.4%	11,101	1,506	9,595	637.1%
Texas	222	98.6%	N/A	864	N/A	864	N/A

Development
Tennessee	N/A	N/A	N/A	(5)	N/A	(5)	N/A
Southeastern Virginia (5)	60	88.3%	78.3%	345	22	323	1,468.2%

Total Property NOI	13,684	95.1%	96.2%	$69,074	$54,039	$15,035	27.8%

(1)	See page 32 for a reconciliation of net income (loss) attributable to AERC to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

(4)	2010 results based on 808 units.

(5)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

Associated Estates Realty Corporation
Debt Structure
As of September 30, 2011
(Dollar amounts in thousands)

	Balance	Percentage	Weighted
	Outstanding	of	Average
	September 30, 2011	Total Debt	Interest Rate
FIXED RATE DEBT
Mortgages payable - CMBS	$44,079	7.0%	7.9%
Mortgages payable - other	377,521	59.6%	5.6%
Total fixed rate debt	421,600	66.6%	5.8%

VARIABLE RATE DEBT
Mortgages payable (1)	33,876	5.4%	4.7%
Construction loan	10,391	1.6%	3.5%
Unsecured revolving credit facility	42,000	6.6%	2.5%
Unsecured term loan	125,000	19.8%	2.0%
Total variable rate debt	211,267	33.4%	2.6%
TOTAL DEBT	$632,867	100.0%	4.8%

Interest coverage ratio (2)	2.36:1
Fixed charge coverage ratio (3)	2.36:1
Weighted average maturity	5.8 years

	Fixed Rate	Fixed Rate
SCHEDULED PRINCIPAL MATURITIES	CMBS	Other	Variable Rate	Total
2011	$—	$—	$—	$—
2012	44,079	36,000	—	80,079
2013(4)	—	132,209	52,391	184,600
2014	—	44,538	—	44,538
2015	—	20,750	—	20,750
Thereafter	—	144,024	158,876	302,900
Total	$44,079	$377,521	$211,267	$632,867

(1)	Subject to an interest rate cap of 6.9% for the life of the loan.

(2)
Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding defeasance and/or other prepayment costs/credits.  See page 31 for a reconciliation of net income (loss) available to common shares to EBITDA and our definition of EBITDA.

(3)
Represents interest expense, including capitalized interest, and preferred stock dividend payment coverage, excluding defeasance and/or other prepayment costs/credits, and preferred share redemption costs.  Individual line items in this calculation include discontinued operations where applicable.

(4)	Includes our unsecured revolving credit facility.

Associated Estates Realty Corporation
2011 Financial Outlook
As of October 24, 2011

This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on page 2 of this document for a list of risk factors.

Earnings Guidance Per Common Share
Expected net income attributable to AERC	$0.13 to $0.15
Expected real estate depreciation and amortization	1.24
Expected gains on disposition of properties/insurance recoveries	(0.35)
Expected Funds from Operations (1)	$1.02 to $1.04

Same Community Portfolio
Revenue growth	3.5% to 4.0%
Expense growth	1.5% to 2.0%
Property NOI (2) growth	5.0% to 5.5%
Physical occupancy	95.0%

Transactions
Acquisitions (3)	$136.4 million
Dispositions (3)	$30.5 million
Development (4)	$20.0 to $25.0 million

Corporate Expenses
General and administrative expense	$15.7 to $16.1 million
Costs associated with acquisitions	$0.5 million

Debt
Capitalized interest	$0.7 million
Expensed interest (5)	$32.5 million

Capital Structure (6)
Weighted average shares outstanding	41.7 million
Common share issuances (7)	$13.3 million
Common share repurchases	$0 million

(1)	See page 30 for our definition of this non-GAAP measurement.

(2)	See page 32 for our definition of this non-GAAP measurement.

(3)	Reflects year-to-date transactional activity. Guidance does not contemplate additional acquisitions or dispositions by the end of the year.

(4)	Projected spend associated with Nashville, Tennessee and Dallas, Texas development.

(5)	Includes $2.0 million of deferred financing costs.

(6)	Earnings guidance does not take into consideration any additional share issuances or any share repurchases.

(7)	Issuance of 788,676 common shares under "ATM" program.

Associated Estates Realty Corporation
Definitions of Non-GAAP Financial Measures

The foregoing supplemental financial data includes certain non-GAAP financial measures that we believe are helpful in understanding our business, as further described below.  Our definition and calculation of these non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable.

Funds from Operations ("FFO")

We define FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT").  This definition includes all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets, gains on insurance recoveries and gains and losses from the disposition of properties and land.  FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.  We generally consider FFO to be a useful measure for reviewing our comparative operating and financial performance because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs.

Funds from Operations ("FFO") as Adjusted

We define FFO as adjusted as FFO, as defined above, as reduced by refunds on previously defeased loans of $(553,000) for the nine months ended September 30, 2010. In accordance with GAAP, these refunds on previously defeased loans are included as an offset to interest expense in our Consolidated Statement of Operations.  Additionally, the computation of FFO as adjusted for the nine months ended September 30, 2010 includes add backs of non-cash charges of $1.0 million and $727,000, respectively, associated with the redemption of the Company's Series B preferred shares and trust preferred debt.  We are providing this calculation as an alternative FFO calculation as we consider it a more appropriate measure of comparing the operating performance of a company's real estate between periods or as compared to different REITs.

Funds Available for Distribution ("FAD")

We define FAD as FFO as adjusted, as defined above, plus depreciation other and amortization of deferred financing fees less recurring fixed asset additions.  Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.  We consider FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO and FFO as adjusted, it captures real estate performance by excluding gains or losses from the disposition of properties and land and depreciation on real estate assets and amortization of intangible assets.  Unlike FFO and FFO as adjusted, FAD also reflects the recurring capital expenditures that are necessary to maintain the associated real estate.

Associated Estates Realty Corporation
Definitions of Non-GAAP Financial Measures

Earnings Before Interest, Income Taxes, Depreciation and Amortization ("EBITDA")

EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.  We consider EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation, income taxes and interest which permits investors to view income from operations unclouded by non-cash depreciation or the cost of debt.  Below is a reconciliation of net income (loss) applicable to common shares to EBITDA.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2011	2010	2011	2010

Net income (loss) applicable to common shares	$12,196	$(1,797)	$7,541	$(10,300)
Preferred share dividends	—	—	—	2,030
Preferred share redemption costs	—	—	—	993
Interest income	(4)	(6)	(12)	(27)
Interest expense (1)	8,211	7,516	23,821	23,882
Gain on disposition of properties	(14,597)	—	(14,597)	—
Depreciation and amortization	13,973	10,126	40,276	27,716
Income taxes	47	69	177	226

Total EBITDA	$19,826	$15,908	$57,206	$44,520

(1)	The nine months ended September 30, 2010, included net defeasance credits and preferred share repurchase costs of $174.

Net Operating Income ("NOI")

NOI is determined by deducting property operating and maintenance expenses, direct property management and service company expense and construction and other services expense from total revenue.  We consider NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio and management and service company at the property and management service company level and is used to assess regional property and management and service company level performance.  NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.

Associated Estates Realty Corporation
Definitions of Non-GAAP Financial Measures

Property Net Operating Income ("Property NOI")

Property NOI is determined by deducting property operating and maintenance expenses from total property revenue.  We consider Property NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio at the property level and is used to assess regional property level performance.  Property NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs. The following is a reconciliation of Property NOI to total consolidated net income (loss) attributable to AERC.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2011	2010	2011	2010

Property NOI	$24,299	$18,799	$69,074	$54,039
Service company NOI	—	25	—	113
Construction and other services net (loss) income	(1,161)	333	(1,642)	(237)
Depreciation and amortization	(13,667)	(9,794)	(39,350)	(26,806)
General and administrative expense	(3,601)	(3,560)	(11,730)	(10,957)
Costs associated with acquisitions	(182)	(368)	(303)	(429)
Interest income	4	6	12	27
Interest expense	(8,211)	(7,362)	(23,752)	(23,420)
(Loss) income from continuing operations	(2,519)	(1,921)	(7,691)	(7,670)
Income from discontinued operations:
Operating Income	130	137	672	432
Gain on disposition of properties	14,597	—	14,597	—
Income from discontinued operation	14,727	137	15,269	432
Net income (loss)	12,208	(1,784)	7,578	(7,238)
Net income attributable to noncontrolling redeemable interest	(12)	(13)	(37)	(39)
Consolidated net income (loss) attributable to AERC	$12,196	$(1,797)	$7,541	$(7,277)
Recurring Fixed Asset Additions

We consider recurring fixed asset additions to a property to be capital expenditures made to replace worn out assets so as to maintain the property's value.

Investment/Revenue Enhancing and/or Non-Recurring Fixed Asset Additions

We consider investment/revenue enhancing and/or non-recurring fixed assets to be capital expenditures if such improvements increase the value of the property and/or enable us to increase rents.

Same Community Properties

Same Community properties are conventional multifamily residential apartments which were owned and operational for the entire periods presented.